    THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") NOR QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED, (THE "CALIFORNIA SECURITIES LAW"). THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT. THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND COMPLIANCE WITH THE CALIFORNIA SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND COMPLIANCE ARE NOT REQUIRED.

WARRANT NO.   WARRANT_NUMBER~
                                                      WARRANT TO PURCHASE
                                                      WARRANT_AMOUNT-SHARES OF
                                                      SERIES C PREFERRED STOCK
                                                      AS HEREIN DESCRIBED


                     WARRANT TO PURCHASE SERIES C PREFERRED STOCK
                                          OF
                                 SENDX MEDICAL, INC.

    This is to certify that, for value received, INVESTMENT_LEGAL_NAME~ or a proper assignee (in each case, the "Holder"), is entitled to purchase, subject to the provisions of this Warrant, from SENDX MEDICAL, INC., a California corporation (the "Company"), at any time during the period from the date hereof (the "Commencement Date") to 5:00 p.m., California time, on FEBRUARY 4, 1999 (the "Expiration Date") at which time this Warrant shall expire and become void, WARRANT_AMOUNT-shares ("Warrant Shares") of the Company's Preferred Stock (the "Preferred Stock"). This Warrant shall be exercisable at $1.8375 per share (the "Exercise Price"), subject to adjustment upon certain events as hereinafter provided. The number of shares of Preferred Stock to be received upon exercise of this Warrant and the Exercise Price shall be adjusted from time to time as set forth below. This Warrant also is subject to the following terms and conditions:


    1.   EXERCISE AND PAYMENT; EXCHANGE


       (a) This Warrant may be exercised in whole or in part at any time from and after the date hereof and before the Expiration Date, but if such date is a day on which federal or state chartered banking institutions located in the State of California are authorized to close, then on the next succeeding day which shall not be such a day. Exercise shall be presentation and surrender to the Company at its principal office, or at the office of any transfer agent designated by the Company, of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii)either (A)a certified or official bank check for the Exercise Price for the number of Warrant Shares specified in the exercise form; or (B) other securities of the Company owned by the Holder and having a fair market value determined as specified in the exercise form; or (C) any combination of the consideration specified in the foregoing clauses (A) and (B). If this Warrant is exercised in part only, the Company or its transfer agent shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchase hereunder. Upon receipt by the Company of this Warrant in proper form for exercise, accompanied by payment as aforesaid, the Holder shall be deemed to be the holder of record of the Preferred Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such warrant Shares shall not then be actually delivered by the Holder.

       EXCHANGE OF WARRANT FOR PREFERRED STOCK. In addition to and without limiting the rights of the Holder under the terms of this Warrant, the Holder shall have the right, upon its written request delivered or transmitted to the Company together with this Warrant, to exchange this Warrant, in whole or in part at any

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


time or from time to time on or prior to the Expiration date, for the number of shares of Preferred Stock having an aggregate fair market value (determined as set forth in Section 4 hereof) on the date of such exchange equal to the difference between (i) the aggregate fair market value on the date of such exchange (determined as set forth in Section 4 hereof) of a number of Warrant Shares designated by the Holder and (ii) the aggregate Exercise Price the Holder would have paid to the Company to purchase such designated number of Warrant Shares upon exercise of this Warrant. Upon any such exchange, the number of Warrant Shares purchasable upon exercise of this Warrant shall be reduced by such designated number of Warrant Shares, and, if a balance of purchasable Warrant Shares remains after such exchange, the Company shall execute and deliver to the Holder a new Warrant evidencing the right of the Holder to purchase such balance of Warrant Shares. No payment of any cash or other consideration shall be required. Such exchange shall be effective upon the date of receipt by the Company of the original Warrant surrendered for cancellation and a written request from the Holder that the exchange pursuant to this Subsection be made, or at such later date as may be specified in such request.


    2. EXERCISE PRICE ADJUSTMENTS UPON CERTAIN EVENTS. The Exercise Price shall be subject to adjustment from time to time as follows:


       (a) In the event the price per share of the initial round of the Company's Series D Preferred Stock financing is less or more than $2.625 per share, the Exercise Price shall be adjusted so as to equal seventy percent (70%) of such per share price.

       (b) In the event the Company's next round of financing following the issuance of this Warrant is achieved through its initial public offering of Common Stock (the "IPO"), the Exercise Price shall be adjusted to $2.50 per share; provided, however, that if the per share offering price in the IPO is less than $3.75, the Exercise Price shall instead be adjusted so as to equal two-thirds (2/3) of the per share offering price in the IPO.


       (c) In the event the Company should at any time or from time to time after the Effective Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series C Preferred Stock or the determination of holders of Series C Preferred Stock entitled to receive a dividend or other distribution payable in additional shares of Series C Preferred Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Series C Preferred Stock (hereinafter referred to as "Stock Equivalents") without payment of any consideration by such holder for the additional shares of Series C Preferred Stock or the Stock Equivalents (including the additional shares of Series C Preferred Stock issuable upon the exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Exercise Price shall be appropriately decreased so that the number of shares of Series C Preferred Stock issuable upon exercise of this Warrant shall be increased in proportion to such increase of the aggregate of shares of Series C Preferred Stock outstanding and those issuable with respect to such Stock Equivalents.


       (d) If the number of shares of Series C Preferred Stock outstanding at any time after the Effective Date is decreased by a combination of the outstanding shares of Series C Preferred Stock, then, following the record date of such combination, the Exercise Price shall be appropriately increased so that the number of shares of Series C Preferred Stock issuable upon exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.


       (e) If at any time or from time to time there shall be a recapitalization of the Series C Preferred Stock (other than a subdivision, combination or merger or sale of assets transaction or like transaction provided for elsewhere in this Section 2, provision shall be made so that the holders of the Warrants shall thereafter be entitled to receive upon exercise of the Warrants the number of shares of stock or other securities or property of the Company, or otherwise, to which a holder of Series C Preferred Stock would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 2 with respect to the rights of the holders of the Warrants after the recapitalization to the end that the provisions of this Section 2 (including adjustment of the Exercise Price then in effect and the number of shares purchasable upon exercise of the Warrants) shall be applicable after that event as they were before as nearly equivalent as may be practicable.


       (f) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against impairment.


       (g) Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 2, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause its chief financial officer to verify such computation and prepare and furnish to each holder of the Warrants a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Warrant holder, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Exercise Price at the time in effect, and (C) the number of shares of Series C Preferred Stock and the amount, if any, of other securities and/or property which at the time would be receivable upon the exercise of the Warrants. Such certificate shall set forth in reasonable detail such facts as may be necessary to show the reason for and manner of computing such adjustment. If demanded by the holders of more than 10% of the principal amount of the Warrants, the Company shall provide the holders of the Warrants a verification or confirmation of the calculation of such adjustment signed by an independent certified public accountant, which may be the firm of independent certified public accountants servicing the Company.


       (h) NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each holder of a Warrant, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.


    3. RESERVATION OF SHARES. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant.


    4. FRACTIONAL INTERESTS. The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant. With respect to any fraction of a share resulting from the exercise or exchange hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current fair market value per share of Preferred Stock, determined as follows:

       (a) If the Preferred Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or is listed on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ"), the current fair market value shall be the last reported sale price of the Preferred Stock on such exchange or NASDAQ on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange of NASDAQ; or

       (b) If the Preferred Stock is not so listed or admitted to unlisted trading privileges or quoted on NASDAQ, the current fair market value shall be the mean of the last bid and asked prices reported on the last business day prior to the date of the exercise of this Warrant (i)by NASDAQ, or (ii)if reports are unavailable under clause(i)above, by the National Quotation Bureau Incorporated; or


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


       (c) If the Preferred Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Company's Board of Directors in good faith.

    5. NO RIGHTS AS SHAREHOLDER. This Warrant shall not entitle the Holder to any rights as a shareholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

    6.   TRANSFER, EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT

           6.1. This Warrant may be transferred, in whole or in part, subject to the following restrictions. This Warrant and the Warrant Shares or any other securities ("Other Securities") received upon exercise of this Warrant shall be subject to restrictions on transferability until registered under the Securities Act of 1933, as amended (the "Act"), unless an exemption from registration is available. Until this Warrant and the Warrant Shares or Other Securities are so registered, this Warrant and any certificate for Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, stating that this Warrant, the Warrant Shares or Other Securities may not be sold, transferred or otherwise disposed of unless, in the opinion of counsel satisfactory to the Company, which may be counsel to the Company, that the Warrant, the Warrant Shares or Other Securities may be transferred without such registration. This Warrant and the Warrant Shares or Other Securities may also be subject to restrictions on transferability under applicable state securities or blue sky laws. Until the Warrant and the Warrant Shares or Other Securities are registered under the Act, the Holder shall reimburse the Company for its expenses, including attorneys' fees, incurred in connection with any transfer or assignment, in whole or in part, of this Warrant or any Warrant Shares or Other Securities.

           6.2. Any transfer permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office or to the Transfer Agent at its offices with a duly executed request to transfer the Warrant, which shall provide adequate information to effect such transfer and shall be accomplished by funds sufficient to pay any transfer taxes applicable. Upon satisfaction of all transfer conditions, the Company or Transfer Agent shall, without charge, execute and deliver a new Warrant in the name of the transferee named in such transfer request, and this Warrant promptly shall be cancelled.

           6.3. Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

           6.4.    Each Holder of this Warrant, the Warrant Shares and any
Other Securities shall indemnify and hold harmless the Company, its directors and officers and each other person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Act or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the Warrant Shares or Other Securities in violation of this Warrant.


    7. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times, in good faith, take all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

    8. NOTICES. Notices and other communications to be given to the Holder shall be deemed sufficiently given if delivered by hand, or two business days after mailing if mailed by registered or certified mail, postage prepaid, addressed in the name and at the address of such Holder appearing on the records of the Company. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or two business days after mailing if mailed by registered or certified mail, postage prepaid, to the Company at

                                1945 Palomar Oaks Way
                                 Carlsbad, CA  92009

Either party may change the address to which notices shall be given by notice pursuant to this Section 7.


    9. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of California.


    IN WITNESS WHEREOF, the Company has executed this Warrant as of February 5, 1996.

                             SENDX MEDICAL, INC.


                             By:
                             George Pache, Vice President and
                             Chief Financial Officer



                                          5